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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement of CoBiz Inc. on Form S-8 of our report dated February 16, 2001 appearing in this Amendment No. 1 to Current Report on Form 8-K.


                                           /s/  S.R. SNODGRASS, A.C.

                                           S.R. Snodgrass, A.C.



May 22, 2001
Wexford, Pennsylvania